Supplement dated January 15, 2025
to the following initial summary prospectus(es):
Monument Advisor prospectus dated May 1, 2024

This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The Board of Trustees of AIM Variable Insurance Funds (Invesco Insurance Funds) approved to liquidate the following Invesco V.I. Nasdaq 100 Buffer Funds (the "Liquidating Investment Portfolios"):
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Invesco V.I. Nasdaq 100 Buffer Fund – September: Series II Shares
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Invesco V.I. Nasdaq 100 Buffer Fund – December: Series II Shares
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Invesco V.I. Nasdaq 100 Buffer Fund – March: Series II Shares
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Invesco V.I. Nasdaq 100 Buffer Fund – June: Series II Shares
The liquidation is expected to occur on or about April 30, 2025 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the contract:
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Effective on or about April 16, 2025, the Liquidating Investment Portfolios are no longer available to receive transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations the Liquidating Investment Portfolios may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Investment Portfolios will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Liquidating Investment Portfolios will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Liquidating Investment Portfolios are deleted.
ISP-0839